Long Island’s Premier Community Bank

www.astoriafederal.com

Investor Presentation

Second Quarter Ended

June 30, 2008

Forward Looking Statement

This presentation may contain a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.  Forward-looking statements are based on various assumptions and analyses made by us in light of our management’s experience and its perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors
(many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business;
changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes may adversely affect our business; applicable technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non-occurrence of events longer than we anticipate.  We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

  NYSE:  AF

Corporate Profile

$21.6 billion in assets

•      $16.2 billion in loans

$13.1 billion in deposits

8.4% deposit market share in Long Island market

          –  Largest thrift depository

Insider & ESOP stock ownership: 22%

Corporate Governance: AF outperformed 95% of all banks in
the S&P Banks industry group *

Solid and seasoned management team

14+ years as a public company – enhancing shareholder value

All figures in this presentation are as of June 30, 2008, except as noted.

* Source: Institutional Shareholder Services (ISS) as of June 1, 2008

Dividend Growth

CAGR = 23%

*  3Q08 annualized; 4.65% yield, as of July 31, 2008

Cumulative Cash Returned to Shareholders

(In Millions)

$110

$159

$368

$846

$1,121

$501

Over $2.5 billion returned to shareholders in the past 11+ years

$1,382

$1,679

$1,941

$2,284

$2,460

* Amount does not cross foot due to rounding

5

$2,521

Shares

TOTAL

Repurchased:

6.7M

1.0M

12.8M

7.8M

15.5M

10.9M

10.6M

9.1M

6.6M

8.4M

3.0M

0.6M

92.9M*

Average Price:

$12.85

$16.31

$12.48

$10.81

$18.70

$19.32

$18.42

$24.82

$27.49

$29.92

$26.64

$24.74

$19.31

Stock Performance - Comparative Total Return

Comparative returns from November 30, 1993 – June 30, 2008   (IPO 11/18/93)

AF CAGR = 13%

EFFICIENCY

MORTGAGE LENDING

• Portfolio lender,

• 1-4 Family, Multi-Family and

  Commercial R.E. expertise

• Solid asset quality

RETAIL BANKING

         •    Premier community bank on

                            Long Island

         • Dominant deposit market share

         •   #1 thrift depository in core market

Formula for Enhancing Shareholder Value

NOT A MTGE. BANKER

(In Billions)

       12/31/99  06/30/08

Loans

Securities

         12/31/99  06/30/08

Deposits

Borrowings

vs.

Assets

Liabilities

        12/31/99  06/30/08

        12/31/99  06/30/08

vs.

Focus on Deposit & Loan Growth

(In Billions)

(In Billions)

Total Assets: $22,696,536

At December 31, 1999

Assets

Assets

Liabilities & Shareholders’ Equity

Liabilities & Shareholders’ Equity

Total Assets: $21,620,071

At June 30, 2008

Improving Balance Sheet Quality

($ in thousands)

($ in thousands)

Primarily short-term, 5/1 jumbo prime hybrid ARMs for portfolio

           No sub-prime, negative amortization or payment option ARM lending

           No payment sticker shock – our ARMs re-pricing in 2008 will reset at either 275bp over one year
          CMT or 250bp over one year LIBOR, which in either case would result in a new rate about the same as their current rate

           Average loan amount for first six months of 2008 production = $690,000

           Average LTV on 1H08 production = 57%

           Average LTV on total 1-4 family loan portfolio = < 64%*

Multiple delivery channels provide flexibility & efficiency

           Retail**

           Commissioned brokers covering 22 states**

           Third party originators – correspondents covering 29 states**

Secondary marketing capability

           Sale of 15 year and 30 year fixed rate loans reduces interest rate risk

Geographically diversified portfolio

           Reduces lending concentrations

1-4 Family Mortgage Lending

*  Based on current principal balances and original appraised values.

** All loans underwritten to Astoria’s stringent standards.  Broker and correspondent networks also include D.C.

Geographic Composition of 1-4 Family Loan Portfolio

At June 30, 2008

Total 1-4 Family Loan Portfolio

$11.8 Billion

By Product Type

(In Billions)

$5.6B

$3.2B

$3.3B

$2.7B

$3.8B

1-4 Family Mortgage Loan Originations

12

$2.2B

Net portfolio growth:

($238.3) M

+$83.7 M

+$703.2 M

+$456.2 M

+$1.4 B

+$197.7 M

Weighted Avg. Portfolio

Coupon at Period End

5.26%

5.05%

5.19%

5.48%

5.70%

5.64%

Fewer participants

Tighter underwriting standards

Wider spreads

More volume

1-4 Family Mortgage Lending:

Positive Environment for Quality Portfolio Growth

Solid Multifamily/CRE portfolio

            $3.8 billion in portfolio

                  Weighted Average Coupon at June 30, 2008:  5.89%

            Conservative underwriting

                –             Six-month 2008 production (all NY Metro)

                                  Weighted average LTV = 62% at origination

                                 Average loan amount = $1.8 million

                –             Total portfolio

                                  Weighted average LTV < 63%*

                                  Average loan < $1 million

Approximately 75% of multifamily portfolio is subject

                to rent control or rent stabilization

Multifamily/Commercial Real Estate Lending

* Based on current principal balances and original appraised values.

•       Limited credit risk

                        Conservative underwriting, top quality loans, low LTVs

                       No sub-prime, negative amortization or payment option ARM
           lending

Non-performing assets: $147 million or 0.68% of total assets

                              No geographic concentration of NPLs

                           Net charge-offs of $5.2 million in 2Q08, $8.1 million for 1H08

•       Top quality MBS portfolio

                       Primarily GSE, agency or ‘AAA’ rated

Asset Quality Focus

Geographic Composition of 1- 4 Family NPLs

(1)

Includes New York, New Jersey and Connecticut.

(2)

Includes 29 states

At June 30, 2008

($ in millions)

Total

% of

Total

% of

1-4 Family

1-4 Family

Non-Performing

1-4 Family

1-4 Family

Non-Performing

Non-Performing

Loans as a %

State

Loans

Loans

Loans

Loans

of State Totals

New York Metro

(1)

$

4,947.8

42

%

$33.3

33

%

0.67

%

California

1,420.8

12

8.9

9

0.63

Illinois

1,248.2

11

10.3

10

0.83

Virginia

955.3

8

13.4

13

1.40

Maryland

859.4

7

13.2

13

1.54

Massachusetts

798.9

7

4.7

5

0.59

Florida

333.9

3

8.5

8

2.55

Washington

208.7

2

-

-

-

Georgia

170.1

1

0.6

1

0.35

Washington D.C.

129.4

1

2.5

2

1.93

Pennsylvania

129.3

1

1.5

2

1.16

All other states

(2)

624.2

5

4.1

4

0.66

TOTAL

$

11,826.0

100

%

$101.0

100

%

0.85

%

Source:  MBA National Delinquency Survey.

1-4 Family Delinquency Ratios: AF vs. MBA

Outsourced

Mtge. Servicing

12/31/05

LI Savings Bank

Acquisition

09/30/98

•            One year gap:  -20%

                               Liabilities maturing over the next six months*:

•            Key balance sheet components

                  Short-term hybrid adjustable-rate mortgage loan portfolio

                               Short weighted average life MBS portfolio

                Offset by:

                               Large, low-cost checking, savings and money market deposit base –
                  provides natural hedge against rising rates

                               Medium- to long-term CDs

                             Borrowings – as needed

Interest Rate Risk Management

TOTAL

NEXT 6 MONTHS

4.46%

4.29%

4.95%

$5,026 M

$3,726 M

$1,320 M

4.63%

4.33%

5.27%

WAR**

4.18%

$1,837 M

$3,209 M

TOTAL

4.25%

$1,537 M

$2,189 M

CDs

3.85%

$   300 M

$1,020 M

Borrowings

WAR

4Q08

3Q08

*    Excludes Liquid CDs, overnight and other short-term borrowings

**   Weighted Average Rate

Acquisition with organic growth vs. de-novo branching

Differentiation from competition

                 –             Maintain pricing discipline

                –            Pro-active sales culture – PEAK Process

                –            Focus on customer service – High customer satisfaction

                –            Community involvement – Support over 600 local

                  organizations and not-for-profit agencies in our markets

Astoria Federal is an integral part of the fabric of the communities we serve

Retail Banking Philosophy

•        $13.1 billion in deposits, 86 banking office network*

                              Serving the Long Island market since 1888

•        Low cost/stable source of funds – average cost: 3.01%**

•        $12.2 billion, or 93%, of total deposits emanate from within

            5 miles of a branch

•        Banking offices with high average deposits contribute to
            efficiency

                              Long Island Offices (83)* – Nassau (29)*, Queens (17), Suffolk (25),
             Brooklyn (12) – Average Deposits of $151 Million

                              Westchester Offices (3) – Average Deposits of $178 Million

•  Alternative delivery channels

                              ATM’s, telephone and Internet banking

*   Includes one Nassau County branch closed during the third quarter 2008; deposits transferred to nearby branch

** For the quarter ended June 30, 2008

Leading Retail Banking Franchise

TOTAL 4 COUNTY POPULATION: 7,670,370

Source: SNL Financial LC (as of June 30, 2007)

Kings County (Brooklyn)

Population: 2,547,018

Median household income: $42,491

Deposits: $1.6 billion

Branches: 12

Market share: 5%

Rank: #3 thrift, #7 all banks

Queens County

Population: 2,279,689

Median household income: $55,921

Deposits: $3.2 billion

Branches: 17

Market share: 8%

Rank: #1 thrift, #4 all banks

Nassau County

Population: 1,337,642

Median household income: $95,477

Deposits: $5.1 billion

Branches: 29

Market share: 10%

Rank: #1 thrift, #4 all banks

Suffolk County

Population: 1,506,021

Median household income: $83,592

Deposits: $3.2 billion

Branches: 25

Market share: 10%

Rank: #1 thrift, #3 all banks

Long Island Powerhouse

Well Positioned in Key Markets

Overall LI Deposit Share Ranking:

#1- all thrifts,  #4- all banks

Brooklyn, Queens, Nassau and Suffolk

* Astoria’s deposits highlighted above are comprised of retail community deposits.  Astoria does not solicit broker or municipal deposits.

Source:  FDIC Summary of Deposits.  Data as of June 30, 2007.

The combined population of these four counties (7.7 million) exceeds the population of 38 individual U.S. states

Strong Position in Core Market

(1)

2006 & 2007 deposits have been adjusted to include the effect of merger and acquisition activity and pending transactions.

(2)

An increase of 65 branches to the Total Core Market during the 12 months ended June 30, 2007.

22

($ in millions)

Average

June 07/06

Market

Deposits

Institution

Growth

(1)

Share

Per Branch

1

Chase

$

28,583

$

(43)

18.3

%

276

$104

2

Capital One

21,420

(1,346)

13.7

202

106

3

Citibank

18,367

1,473

11.8

136

135

4

ASTORIA*

13,098

312

8.4

83

158

5

Washington Mutual

11,343

373

7.3

136

83

6

NY Community

10,420

(490)

6.7

128

81

7

HSBC

9,956

91

6.4

93

107

8

TD Commerce

6,036

1,079

3.9

57

106

9

Bank of America

5,250

213

3.4

117

45

10

Sovereign

3,510

(1,668)

2.3

36

98

     Total - Top 10

$

127,983

$

(6)

81.9

%

1,264

$101

     Total - Core Market

$

156,311

$

3,052

100.0

%

1,639

(2)

$95

Deposits

(1)

Branches

# of

Brooklyn, Queens, Nassau and Suffolk

* Astoria’s deposits highlighted above are comprised of  retail community deposits.  Astoria does not solicit broker or municipal deposits.

Source:  FDIC Summary of Deposits.  Data as of June 30, 2007.

Market Share Trend 1999 - 2007

Note: Data adjusted to include the effect of merger and acquisition activity.

23

($ in millions)

June 07

June 99-07

June 99-07

June 2007

June 99-07

Market

Market Share

Change in #

Institution

Deposits

$

Growth

%

Share

Gain/(Loss)

of Branches

1

TD Commerce

$

6,036

$

6,036

100.0

%

3.9

%

3.9

%

57

2

Chase

28,583

9,653

51.0

18.3

1.3

(4)

3

ASTORIA*

13,098

3,904

42.5

8.4

0.1

(1)

4

NY Community

10,420

2,377

29.6

6.7

(0.5)

28

5

Citibank

18,367

4,526

32.7

11.8

(0.6)

(21)

6

Sovereign

3,510

335

10.6

2.3

(0.6)

7

7

Washington Mutual

11,343

2,153

23.4

7.3

(1.0)

58

8

HSBC

9,956

1,425

16.7

6.4

(1.3)

(7)

9

Capital One

21,420

4,043

23.3

13.7

(1.9)

7

10

Bank of America

5,250

(2,688)

(33.9)

3.4

(3.7)

(7)

     Total - Top 10

$

127,983

$

31,764

33.0

%

81.9

%

(4.5)

%

+ 117

     Total - Core Market

$

156,311

$

44,968

40.4

%

100.0

%

+ 255

* Note:     59% of the households that have a retail CD or Liquid CD account also have a low cost checking, savings or money market account relationship.

  At June 30, 2008

Total - $13.1 Billion

*Retail CDs: $8.2B

  Rate: 4.10%

Money Market: $0.3B

Rate: 1.02%

Savings: $1.9B

Rate: 0.40%

*Liquid CDs: $1.2B

  Rate: 2.47%

Now/Demand: $1.5B

Rate: 0.06%

Core Community Deposits

*    Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended March 31, 2008.  AF is annualized for the six months ended June 30, 2008.

      Source: SNL Financial – Median Ratios

(1)   G&A expense ratio represents general and administrative expense divided by average assets.

Low Expense Ratio(1)

We continue to anticipate a positively sloped yield curve
throughout the year, providing opportunities for significant earnings growth and continued expansion of our net interest margin.

Strategies

•            Remain focused

                          Grow loans, deposits and earning assets

                             Capitalize on mortgage banking dislocation

                             Maintain conservative underwriting standards

                             Maintain pricing discipline

                          Use low-cost long-term borrowings opportunistically

•            Maintain superior operating efficiency

•   Tangible capital level target: between 4.50% and 4.75%

Objective:  Produce solid returns

Outlook for Remainder of 2008

Strong balance sheet – strong asset quality

Significant earnings and NIM growth expected in 2008

Attractive banking franchise

Dominant deposit market share in core market

Superior operating efficiency

Well capitalized

Proactive Capital Management

Stock repurchase program in place

23% compounded annual growth in dividend*

Over $2.5 billion returned to shareholders in the past 11+ years

*  CAGR from 1995, commencement of quarterly dividend, to 3Q08 annualized

Investment Merits

www.astoriafederal.com

Addendum

Long Island’s Premier Community Bank

At June 30, 2008

Shares Outstanding: 95,935,535

Ownership Profile

36

67

Support Services

Arnold K. Greenberg

Executive Vice President

28

54

Legal

Alan P. Eggleston

EVP, Secretary & General Counsel

31

55

Mortgage Lending

Gary T. McCann

Executive Vice President

37

61

Retail Banking

Gerard C. Keegan

Vice Chairman & CAO

18

45

Chief Financial Officer

Frank E. Fusco

EVP, Treasurer & CFO

34

57

Chief Operating Officer

Monte N. Redman

President & COO

37

69

Chief Executive Officer

George L. Engelke, Jr.

Chairman & CEO

Yrs. in
Banking

Age

Responsibility

Solid and Seasoned Management Team

(1)  Branches sold in 1999

(2)  One satellite office closed in 1997

$11,590

86

TOTAL

6,600

35

Long Island Bancorp, Inc.

1998

2,400

14

The Greater NY Savings Bank

1997

1,800

18

Fidelity New York (2)

1995

280

4

Whitestone Savings (RTC)

1990

205

4

Oneonta Federal (1)

1987

25

1

Chenango Federal (1)

1984

100

3

Hastings-on-Hudson Federal

1982

130

5

Citizens Savings (FSLIC)

1979

$       50

2

Metropolitan Federal

1973

Assets

# Branches

Thrift

Year

(in millions)

Acquisition History

Performance based on Enthusiasm, A ctions and Knowledge

“Sales Oriented and Service Obsessed”

              A “needs” based approach to sales rather than “product”
based approach

              Highly interactive program – daily and weekly meetings
create a focus that is shared throughout the branch network

              Incentives for strong performance, both individual and team

Sales – PEAK Process

  Key Findings : Favorably Positioned Against Competitors

•         71% of Astoria customers are highly satisfied

•         71% of Astoria customers are highly likely to recommend

            Astoria to friend/family member

•         Astoria customers are 22% more likely to net increase their deposit relationship than are competitor customers

•        Satisfaction with the branch is by far the strongest driver of overall satisfaction –  86% of Astoria customers are highly
satisfied with quality of branch service

Customer Satisfaction

•      Education First

            Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live

•      Neighborhood Outreach

            Supports local organizations that enrich the communities within our market area

            Over 600 community-based organizations and not-for-profit agencies supported in our markets

•      Results/Recognition

            Six consecutive “Outstanding” Community Reinvestment Act ratings by OTS

Astoria Federal is an integral part of the fabric of the communities we serve

Community Involvement

Key Initiatives

By Delivery Channel

(In Billions)

$5.6B

$3.2B

$3.3B

$2.7B

$3.8B

1-4 Family Mortgage Loan Originations

$2.2B

Geographic Composition of 1-4 Family Originations

Total 1-4 Family Loan Originations

$2.2 Billion

For the six months ended June 30, 2008

At June 30, 2008

Total Multifamily/CRE Portfolio

$3.8 Billion

New York,

New Jersey,

Connecticut

93%

Geographic Composition of Multifamily/CRE Portfolio Loans

Long Island Savings Bank Claim

–         On December 28, 2007, the U.S. Court of Appeal for the Federal
Circuit denied both Astoria’s petition for a panel rehearing and a rehearing en banc and upheld the Court’s most recent opinion which reversed Astoria’s award of $435.8 million. We have filed a petition for a Writ of Certiorari with the Supreme Court of the United States.

Fidelity NY Claim

–         On January 8, 2008, the U.S. Court of Federal Claims awarded
Astoria $16.0 million in damages. The U.S. government has filed a
Notice of Appeal in such action.

Goodwill Claims - Update

Non-Performing Asset

-

NPA

Non-Performing Loan

-

NPL

Mortgage Bankers Association

-

MBA

Office of Thrift Supervision

-

OTS

Mortgage-Backed Securities

Net interest margin

-

-

MBS

NIM

Loan-To-Value Ratio

-

LTV

Institutional Shareholder Services

-

ISS

Compounded Annual Growth Rate

-

CAGR

Government Sponsored Enterprise

-

GSE

Employee Stock Ownership Plan

-

ESOP

Commercial Real Estate

-

CRE

Adjustable Rate Mortgage

-

ARM

Glossary

Long Island’s Premier Community Bank

www.astoriafederal.com